SUPPLEMENT DATED JANUARY 26, 2009

  TO THE ALLIANZ VISION[SM] VARIABLE ANNUITY PROSPECTUS DATED JULY 17, 2008,
   AS SUPPLEMENTED SEPTEMBER 5, 2008, NOVEMBER 24, 2008, AND JANUARY 26, 2009
                                   ISSUED BY
                ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
                      AND ALLIANZ LIFE VARIABLE ACCOUNT B

  This supplement updates certain information contained in the prospectus and should be attached
             to the prospectus and retained for future reference.

  EFFECTIVE JANUARY 26, 2009 THE FOLLOWING PARAGRAPH REPLACES THE EXISTING PARAGRAPH IN THE PROSPECTUS IN SECTION 11B. THE LIFETIME PLUS BENEFITS - WHO IS CONSIDERED A COVERED PERSON(S)?

     NOTE FOR CONTRACTS ISSUED TO CIVIL UNION PARTNERS IN NEW JERSEY: In the state of New Jersey we allow civil union partners to be Joint Owners and/or joint Covered Persons. However, CIVIL UNION PARTNERS ARE TREATED DIFFERENTLY THAN PERSONS WHO ARE RECOGNIZED AS SPOUSES UNDER THE FEDERAL TAX LAW AND THIS AFFECTS HOW LONG LIFETIME PLUS PAYMENTS WILL CONTINUE AND WHEN YOUR BENEFIT WILL TERMINATE. Specifically, with respect to federally recognized spouses, upon the death of one spouse, the surviving spouse can continue the Contract. In addition, if the spouses were joint Covered Persons and had begun receiving Lifetime Plus Payments, the payments would continue for the entire lifetime of the survivor if they elect to continue the Contract. Continuation of the Contract and Lifetime Plus Payments may not always be available to a surviving civil union partner. If the Contract Value has been reduced to zero at the time of the first civil union partner's death, and the surviving civil union partner is a Covered Person, then Lifetime Plus Payments will continue for the entire lifetime of the survivor. However, if the Contract Value is positive at the time of the first civil union partner's death, THE SURVIVING CIVIL UNION PARTNER CAN ONLY CONTINUE THE CONTRACT IN THE ACCUMULATION PHASE FOR A MAXIMUM OF FIVE YEARS. This five-year limitation also applies to Lifetime Plus Payments that civil union partners began receiving before the first civil union partner's death with the following exception: upon the death of one civil union partner, if within one year of the date of death the surviving civil union partner who is also a Covered Person does not choose to receive the death benefit or take a Full Annuitization and the Contract Value reduces to zero, then Lifetime Plus Payments will continue for the entire lifetime of the survivor. Because of these restrictions it may be more advantageous to civil union partners that are considering purchasing a Contract with one of the Lifetime Plus Benefits to purchase ONE CONTRACT FOR EACH PARTNER AND APPOINT ONLY ONE COVERED PERSON. WE STRONGLY ADVISE CIVIL UNION PARTNERS TO CONSULT A TAX ADVISER BEFORE PURCHASING A CONTRACT AS JOINT OWNERS OR APPOINTING THEMSELVES AS JOINT COVERED PERSONS. For more information about how civil union partnerships affect Lifetime Plus Payments, please see your selected Lifetime Plus Benefit rider.



                                                                  PRO-004-0508